UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 10, 2014 (November 5, 2014)

EXCELSIS INVESTMENTS INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-53346

(Commission File No.)

801 West Bay Drive, Suite 470

Largo, Florida 33770

(Address of principal executive offices and Zip Code)

(727-330-2731)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In August, we entered into an agreement with Lindsay Taliento (“Buyer”); Career Start Inc., a Florida corporation (“CSI”) wholly owned by us; Career Start Management, Inc., a New York corporation (“CSM”) wholly owned by us; and Brian McFadden, individually and Michelle Pannoni, individually as members of our board of directors (“EXSL Board”) wherein it was agreed that we would return to Buyer 1,000,000 shares of common stock of CSI acquired by us on or about July 13, 2013 plus 1,000 shares of common stock to CSM which consituted all of the issued and outstanding shares of common stock of CSM in exchange for Buyer returning 31,114,286 shares of Excelsis Investments Inc. to us. On November 5, 2014, the foregoing share exchange was completed and we were completely divested of CSI and CSM.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

In August, we entered into an agreement with Lindsay Taliento (“Buyer”); Career Start Inc., a Florida corporation (“CSI”) wholly owned by us; Career Start Management, Inc., a New York corporation (“CSM”) wholly owned by us; and Brian McFadden, individually and Michelle Pannoni, individually as members of our board of directors (“EXSL Board”) wherein it was agreed that we would return to Buyer 1,000,000 shares of common stock of CSI acquired by us on or about July 13, 2013 plus 1,000 shares of common stock to CSM which consituted all of the issued and outstanding shares of common stock of CSM in exchange for Buyer returning 31,114,286 shares of Excelsis Investments Inc. to us. On November 5, 2014, the foregoing share exchange was completed and we were completely divested of CSI and CSM.

ITEM 2.01 COMPLETION OF DISPOSITION OF ASSETS

In August,we entered into an agreement with Lindsay Taliento (“Buyer”); Career Start Inc., a Florida corporation (“CSI”) wholly owned by us; Career Start Management, Inc., a New York corporation (“CSM”) wholly owned by us; and Brian McFadden, individually and Michelle Pannoni, individually as members of our board of directors (“EXSL Board”) wherein it was agreed that we would return to Buyer 1,000,000 shares of common stock of CSI acquired by us on or about July 13, 2013 plus 1,000 shares of common stock to CSM which consituted all of the issued and outstanding shares of common stock of CSM in exchange for Buyer returning 31,114,286 shares of Excelsis Investments Inc. to us. On November 5, 2014, the foregoing share exchange was completed and we were completely divested of CSI and CSM. Buyer is deemed a related party in that at the time of the transaction she was president of CSI and CSM. We were not a “shell company” at the time of transaction having filed a Form 8-K and completed Item 5.06 thereof on April 22, 2013. No financial obligation arose of the foregoing transaction.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Document Description

10.1	Share Exchange Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th day of November 2014.

EXCELSIS INVESTMENTS, INC.

BY:
Brian McFadden, President

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